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                                                                   Exhibit 10.14

                                                       EXECUTION COPY

                               AMENDMENT NO. 2 TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         AMENDMENT dated as of July 27, 1999 to the Credit Agreement dated as of December 19, 1997 (as amended and restated as of March 31, 1999 and as further amended prior to the date hereof, the "CREDIT AGREEMENT") among THE AES CORPORATION ("AES"), the BANKS party thereto, the FRONTING BANKS party thereto and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "AGENT").

                                  WITNESSETH:

         WHEREAS, the parties hereto desire to amend the Credit Agreement as provided herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         SECTION 2. AMENDMENT TO DEBT COVENANT. Section 5.07(a) of the Credit Agreement is hereby amended by amending clause (ix) thereof to read in its entirety as follows:

                           "(ix) surety bonds in respect of performance
                  obligations of AES and letters of credit, in an aggregate principal amount at any time outstanding not to exceed $300,000,000;".

         SECTION 3. REPRESENTATIONS OF BORROWER. AES represents and warrants that (i) the representations and warranties of AES set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

         SECTION 4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 5. COUNTERPARTS. This Amendment may be signed in any number

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of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 6. EFFECTIVENESS. This Amendment shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") upon which the Agent shall have received from each of AES, each Guarantor and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                            THE AES CORPORATION

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            MORGAN GUARANTY TRUST
                                                COMPANY OF NEW YORK

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            NATIONSBANK, N.A.

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            UNION BANK OF CALIFORNIA, N.A.

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                     3

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                                             BARCLAYS BANK PLC

                                             By:
                                                -------------------------------
                                                Name:
                                                Title:

                                            AUSTRALIA AND NEW ZEALAND
                                               BANKING GROUP LIMITED

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            THE BANK OF NOVA SCOTIA

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            BANKBOSTON, N.A.

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            DRESDNER BANK AG, NEW YORK
                                              AND GRAND CAYMAN BRANCHES

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                     4

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                                            THE FIRST NATIONAL BANK OF
                                               CHICAGO

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            THE INDUSTRIAL BANK OF JAPAN,
                                               LIMITED, NEW YORK BRANCH

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            TORONTO DOMINION (TEXAS), INC.

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            SOCIETE GENERALE

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            CREDIT LYONNAIS NEW YORK
                                               BRANCH

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

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                                            BAYERISCHE HYPO- UND
                                               VEREINSBANK AG,
                                               NEW YORK BRANCH

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            BANQUE NATIONALE DE PARIS

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            CIBC INC.

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            COMMERZBANK AG, NEW YORK
                                               BRANCH

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                     6

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                                            WESTDEUTSCHE LANDESBANK
                                               GIROZENTRALE

                                            By:
                                               --------------------------------
                                              Name:
                                              Title:

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:



                                            CREDIT LOCAL DE FRANCE,
                                               NEW YORK AGENCY

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            FIRST HAWAIIAN BANK

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

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                                            RIGGS BANK N.A.

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            THE SANWA BANK, LIMITED
                                               NEW YORK BRANCH

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:


                                            SUNTRUST BANK, CENTRAL
                                               FLORIDA, N.A.

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            ARAB BANK PLC

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            BARCLAYS BANK PLC, as Fronting Bank

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

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                                            UNION BANK OF CALIFORNIA, N.A.,
                                               as Fronting Bank

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            NATIONSBANK, N.A., as Fronting Bank

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            AUSTRALIA AND NEW ZEALAND
                                            BANKING GROUP LIMITED, as Fronting
                                            Bank

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            MORGAN GUARANTY TRUST
                                            COMPANY OF NEW YORK, as Fronting
                                            Bank

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

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                                            MORGAN GUARANTY TRUST
                                               COMPANY OF NEW YORK, as Agent

                                            By:
                                              ---------------------------------
                                              Name:
                                              Title:

The undersigned Guarantors hereby
consent to the foregoing Amendment
No. 2 to Amended and Restated
Credit Agreement:

AES HAWAII MANAGEMENT
   COMPANY, INC.

By:
   -----------------------------
   Name:
   Title:

AES OKLAHOMA MANAGEMENT
   CO., INC.

By:
   -----------------------------
   Name:
   Title:

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